                                                                    EXHIBIT 10.2


                               December 21, 1998

Each of the Lenders party to the Credit
 Agreement referred to below
NationsBank, N.A., as Agent
901 Main Street, 66th Floor
Dallas, Texas 75202

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of November 25, 1996, as amended prior to the date hereof (the "Credit Agreement"), by and among Gorges/Quik-To-Fix Foods, Inc., as Borrower (the "Borrower"), Gorges Holding Corporation, as Guarantor ("Holding"), the lending institutions a party thereto from time to time (the "Lenders") and NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Agent (the "Agent"). Terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement.

     Pursuant to Section 9(b)(iii) of that certain Fourth Amendment to Credit Agreement dated as of October 29, 1998 (the "Fourth Amendment"), among the Borrower, Holding, the Lenders and the Agent the Borrower was required to deliver to the Agent and each Lender on or before December 1, 1998 evidence that
(A) Borrower has received sufficient capital contributions to allow the Borrower to (i) purchase at lease $48,000,000 (face amount) of Subordinated Debt and (ii) make the scheduled interest payment due and payable under the Indenture on December 1, 1998 (the "Subordinated Debt Interest Payment"); and (B) Borrower has used such capital contributions to (i) consummate the tender for subordinated debt contemplated in the preceding clause (A)(i) and cancel all tendered debt instruments in accordance with the terms of the Indenture on or before December 1, 1998, and (ii) pay or make provision for the payment of the Subordinated Debt Interest Payment.

     The Borrower and Holding request that the Agent and the Lenders:

     (a) confirm the "capital contributions" referred to in the immediately preceding paragraph and in the Fourth Amendment shall include the $4,052,451.30 bridge loan made by Holding to the Borrower pursuant to that certain Convertible Subordinated Promissory Note dated December 21, 1998, made by the Borrower in favor of Holding (the "Holding Bridge Note") a copy of which is attached hereto as Exhibit A which amount Holding received pursuant to a bridge loan made by CGW Southeast Partners III, L.P. ("CGW") to Holding pursuant to that certain Convertible Subordinated Promissory Note dated December 21, 1998, made by Holding in favor of CGW (the "CGW Bridge Note") a copy of which is attached hereto as Exhibit B (the foregoing transaction shall be herein referred to as the "Bridge Loan"); and

     (b) consent to the Bridge Loan and waive the application of Sections 8.1 and 8.9 of the Credit Agreement to the incurrence of Indebtedness evidenced by the CGW Bridge Note.

     Holding and Borrower confirm and agree that, notwithstanding anything to the contrary set forth in the Credit Agreement, the repayment by the Borrower of any principal or interest under the Holding Bridge Note prior to the repayment of all amounts outstanding under the Credit Agreement and the termination of the Credit Agreement shall constitute an Event of Default under the Credit Agreement.

     In partial consideration of the Lenders's agreement to execute and deliver this letter Agreement, and as a condition precedent to the effectiveness of the Fourth Amendment, Holding and the Borrower will execute and deliver such security agreements, pledge agreements and such other documents as may be necessary or desirable to the attachment and perfection of the Lender's security interest in the Holding Bridge Note, including UCC financing statements and the delivery of the Holding Bridge Note to the Agent together with all necessary endorsements.

     This letter agreement shall not be construed to be a waiver relating to any Default or Event of Default that may be in existence as of the date hereof. Further, this letter agreement shall not be construed as a consent to any future actions by the Borrower or Holding which may constitute a Default or Event of Default or as a consent to any future violation of the terms and conditions of the Credit Agreement nor shall the Borrower or Holding, by receipt of this consent, expect that such a consent will be given in the future.

     This letter agreement shall be governed by, and construed in accordance with the laws (other than the conflict of law rules) of the State of North Carolina.

     This letter agreement may be executed in any number of counterparts, each of which shall be deemed and original and shall be binding upon all parties, their successors and assigns.

                         Very truly yours,

                         GORGES/QUIK-TO-FIX FOODS, INC.

                         By:
                            -----------------------------------
                               A. Scott Letier
                               Chief Financial Officer


                         GORGES HOLDING CORPORATION

                         By:
                            -----------------------------------
                                  James A. O'Donnell
                                  President

Agreed and Accepted:

NATIONSBANK OF TEXAS, N.A., as the
 Agent and a Lender

By:
   -----------------------------------
   Title:
         -----------------------------

                      [Signatures Continued on Next Page]

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

  [AGREEMENT AND ACCEPTANCE TO LETTER AGREEMENT REGARDING GORGES/QUIK-TO FIX
                                  FOODS, INC.]


BANKBOSTON, N.A., formerly
 The First National Bank Of Boston


By:
   -----------------------------------
   Title:
         -----------------------------


THE CIT GROUP/BUSINESS CREDIT, INC.


By:
   -----------------------------------
   Title:
         -----------------------------

BANK AUSTRIA CREDITANSTALT
 CORPORATE FINANCE, INC.


By:
   -----------------------------------
   Title:
         -----------------------------

HARRIS TRUST AND SAVINGS BANK


By:
   -----------------------------------
   Title:
         -----------------------------

PNC BANK, NATIONAL ASSOCIATION


By:
   -----------------------------------
   Title:
         -----------------------------

SUNTRUST BANK, ATLANTA


By:
   -----------------------------------
   Title:
         -----------------------------


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